UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2014

EDGEWATER BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-191125	46-3687434
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

321 Main Street, St. Joseph, Michigan	49085
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (269) 982-4175

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2014, Edgewater Bancorp, Inc. (the “Company”), announced the appointment of Thomas L. Starks as a director of the Company and its subsidiary Edgewater Bank, to serve a term expiring at the 2015 annual meeting of stockholders.

A copy of the press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                      Financial Statements of Businesses Acquired. Not applicable.

(b)                                      Pro Forma Financial Information. Not applicable.

(c)                                       Shell Company Transactions. None.

(d)                                      Exhibits.

99.1 Press release dated April 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWATER BANCORP, INC.

DATE: April 16, 2014	By:	/s/ Richard E. Dyer
Richard E. Dyer
President and Chief Executive Officer